                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event report) September 15, 2000
                                                      ------------------

         First Union National Bank (as Representative under a Sale and Servicing Agreement dated as of May 31, 1999 providing for the issuance of The Money Store Commercial Mortgage, Inc. Trust, Series 1999-1) and each of the Originators
                     listed on Schedule A attached hereto.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


               *                      333-32775                        *
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 State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)                  ID Number)

  c/o First Union National Bank, 401 South Tryon Street - NC1179 Charlotte, NC
  ----------------------------------------------------------------------------
                                     28288
                                     -----
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628

   _________________________________________________________________________
         (Former name or former address, if changed since last report)


*  See Schedule A
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Item 5    Other Events
          ------------

          Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the September 15, 2000 through January 16, 2001 Remittance Dates.

Item 7    Financial Statements and Exhibits
          ---------------------------------


Item 601 (a) of Regulation
S-K Exhibit Number
------------------

20.1 Monthly statements to Class A Certificate holders with respect to the September 15, 2000 through January 16, 2001 Remittance Dates.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                        Dated: January 26, 2001
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                                 Exhibit Index
                                 -------------


20.1 Monthly statement sent to Class A Certificate holders with respect to the September 15, 2000 through January 16, 2001 Remittance Dates.
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                                   Schedule A
                                   ----------

                                       State of              IRS Employer
Registrant                             Incorporation         ID Number
----------                             -------------         ---------
TMS Mortgage Inc.                      New Jersey            22-3217781
The Money Store/D.C. Inc.              D.C.                  22-2133027
The Money Store/Kentucky Inc.          Kentucky              22-2459832
The Money Store Home Equity Corp.      Kentucky              22-2522232
The Money Store/Minnesota Inc.         Minnesota             22-3003495